UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM N-CSR
________________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09092
__________________

First Eagle Variable Funds
(Exact name of registrant as specified in charter)
_________________

1345 Avenue of the Americas
New York, NY 10105-4300
(Address of principal executive offices) (Zip code)

Robert Bruno
First Eagle Variable Funds
1345 Avenue of the Americas
New York, NY 10105-4300
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-632-2700

Date of fiscal year end: December 31, 2007

Date of reporting period: December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

First Eagle Overseas Variable Fund
Annual Report
December 31, 2007
ADVISED BY ARNHOLD AND S. BLEICHROEDER ADVISERS, LLC

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered “forward-looking statements.’’ Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “may’’, “will’’, “believe’’, “attempt’’, “seem’’, “think’’, “ought’’, “try’’ and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Overseas Variable Fund

THE PRESIDENT’S LETTER

John P. Arnhold

Dear Shareholder,

Since my last communication in June of this year, we have witnessed more market volatility, particularly on the downside, than we have seen in the past five years. It is in these uncertain times that I am reminded why our investment team has been so successful over the long term by adhering to its investment philosophy. The credit crisis and the resulting slowdown due to the sub-prime problems, which has caused much angst for so many financial institutions, is on the minds of our team and we continue to be concerned. Although we are not macro-economic forecasters, we worry a lot about what can go wrong and try to properly prepare the portfolio in any way we can to avoid losses for our shareholders. For decades we have believed that focusing first and foremost on attempting to avoid losers and preserving capital is the best way to help our clients achieve their long term investment goals.

During a raging bull market as we have experienced in most markets these past five years, where every sector and asset class has risen sharply, we have sometimes been criticized for not “keeping up with the Joneses” - (underperforming benchmarks or peers in the short term). It is at times like these when our team shows its true discipline, as it is un-willing to follow the herd and invest in what it believes are overpriced securities. As a shareholder you should understand that while the fund may give up some relative performance on the upside, our conservative posturing and focus on avoiding downside risk should serve you well on an absolute basis which to us (and we believe to you) is what matters most.

I am pleased to announce that we have broadened our investment team with the additions of Bruce Greenwald and Abhay Deshpande. Bruce Greenwald has joined the First Eagle team as our Director of Research. Professor Greenwald is a respected expert on value investing and is the Director of the Helibrunn Center for Graham and Dodd Investing at Columbia Business School. We are delighted to have Bruce on board and believe he will assist our analyst team to continue to apply and refine our value investing techniques. I am also happy to announce that Abhay Deshpande has been named Associate Portfolio Manager. Abhay has re-joined the Global Value Team, where he had been a senior analyst from 2000-2004. Although he left the group in 2005, he remained with the firm and managed a number of private client accounts. His investment style and philosophy which was crafted under the tutelage of Jean-Marie Eveillard, is very much the same, thus making his return to the team a natural fit. I am confident with Abhay and Bruce joining the already talented team of analysts, that the investment style established by Jean-Marie will continue to serve our shareholders well for decades into the future, as it has for decades past.

In closing, as a shareholder of the Fund, you should be assured that the Fund continues to be managed in the same manner it has for years. Although we have some new additions to our team, you should remain confident that Jean-Marie has instilled his investment wisdom and discipline very deeply within each member of our team.

Sincerely,
John P. Arnhold

January 2008

Past performance is no guarantee of future result. Portfolio actively managed. Portfolio and opinions expressed herein are subject to change.

First Eagle Overseas Variable Fund

LETTER FROM THE PORTFOLIO MANAGER

Jean-Marie Eveillard

Dear Fellow Shareholder,

We are “value” investors, so we are “bottom up” (as opposed to “top down”) investors. In other words, we analyze individual securities in an attempt to establish—through quantitative and qualitative means—their “intrinsic” value. We do not pay too much attention to the “top down”, i.e. the “big picture” of the economy, interest rates, etc …or even themes (they turn too easily into fads …). We only worry about economic and financial circumstances turning so negative—for an extended period of time—that our “intrinsic” values would prove temporarily too high.

In that respect, we have been faced since August with the so-called sub-prime housing problem, which is financial crisis no. 6 in only twenty years. No. 1 was the October 1987 crash, no. 2 the real estate debacle of 1990, no. 3 the Mexican devaluation of late 1994, no. 4, the Asian and then Russian crises of 1997-98 culminating in the Long Term Capital Management hedge fund collapse, no. 5 the bursting of the technology-media-telecom bubble in the spring of 2000.

In all five cases, the Federal Reserve flooded the system with liquidity, and the crisis came and went in a few months, without price inflation accelerating, thanks to a large extent to improvements in productivity associated with the technological revolution and to the low-cost Chinese economy becoming the manufacturing center of the world.

The odds may be good that crisis no. 6 too shall pass in the next few months. However, speculators have been bolder (the Fed will bail us out, so why worry?), the housing bubble was big, the leverage in the system (some of it hidden) has increased. Sometimes, what matters is not so much how low the odds are that circumstances would turn quite negative, what matters possibly more is what the consequences would be if that happened.

Therefore, we are on the side of caution, as indicated by the stakes in gold (as potential insurance against “extreme outcomes”), in cash (so far in dollars, since we have a large exposure to foreign securities on an unhedged-yen or 35% hedged-euro-basis). As well, “value” stocks may be less vulnerable than other securities in difficult markets.

At the same time, we remain alert to investment opportunities, as circumstances and prices change.

In 2007, your Fund has continued to deliver positive absolute returns but has lagged its peers and the benchmark. That is not a surprise: as bull markets age, investors get bolder (a paradox, of course …) and, as I have said, we have been on the side of caution: too much in cash and too little in emerging markets for instance. However, the long-term record remains good. Since inception (February 3, 1997) your fund’s net asset value has compounded at 18.00% a year, versus 8.43% a year for the MSCI EAFE equity index. Of course, we cannot promise future returns.

As a reminder, we are patient long-term investors and we hope that the Fund’s shareholders will be as well.

Jean-Marie Eveillard
Portfolio Manager

February 2008

Past performance is no guarantee of future result. Portfolio actively managed. Portfolio and opinions expressed herein are subject to change.

First Eagle Overseas Variable Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Jean-Marie Eveillard

Abhay Deshpande

Despite a downturn in worldwide markets in February and August related to problems in the U.S. sub prime housing market, equity markets finished the year higher on December 31, 2007. Corporate profits were strong while interest rates remained low. European stocks benefited from increased M&A activity in a variety of industries. The German DAX Index rose 22.3% during the twelve month period. In South Korea, the Kospi Index rose 32.2% during the year as a result of improved corporate earnings and attractively valued Korean equities relative to equities in other markets like China. However, Japan’s Nikkei 225 Index fell 11.1% for the year. Returns were boosted by the dollar weakening against several currencies. The U.S. dollar fell 6.2% against the Japanese yen and 9.5% against the euro during the year. The MSCI World Index increased 9.0% while in the U.S, the S&P 500 Index rose 5.5% . Crude oil rose 59% during the twelve month period to a year high of $96 on December 31st fueling concerns about inflation. Gold also reached a peak of $841 an ounce on December 28th, an increase of 31% over last year, mostly on the back of higher energy prices.

The net asset value (“NAV”) of the Fund’s shares rose 7.80% for the year ending December 31, 2007, while the MSCI EAFE Index was up 11.17% . The Fund’s cash position was 25.5% on December 31, 2007.

The five largest contributors to the performance of the First Eagle Overseas Variable Fund over the period were gold bullion, Nestlé SA (food company, Switzerland), Kuehne & Nagel International AG (transportation services, Switzerland), Hyundai Pharmaceutical (pharmaceutical, South Korea) and Industrias Peñoles, SA de C.V. (mining, Mexico) collectively accounting for 4.22% of the year’s performance.

The five largest detractors were Nissay Dowa General Insurance Company, Limited (insurance, Japan), Toyota Motor Corporation (automobiles, Japan), Chofu Seisakusho Company, Limited (building products, Japan), Samsung Electronics Company, Limited (electronic components, South Korea) and Aioi Insurance Company, Limited (insurance, Japan). Their combined negative performance over the twelve month period subtracted 1.58% points from the Fund’s performance.

As of December 31, 2007, the Fund was approximately 35% hedged against the euro, which is up from 0% last year, as we believe the euro may be overvalued against the U.S. dollar. We are also 10% hedged on the Swiss franc and a 100% hedge on the british pound. The Fund remained unhedged against the Japanese yen as we believe Asian currencies should ultimately be revalued against the U.S. dollar.

Jean-Marie Eveillard	Abhay Deshpande
Portfolio Manager	Associate Portfolio Manager

February 2008

Past performance is no guarantee of future result. Portfolio actively managed. Portfolio and opinions expressed herein are subject to change.

FUND OVERVIEW

FIRST EAGLE OVERSEAS VARIABLE FUND Data as of December 31, 2007 (unaudited)

THE INVESTMENT STYLE

First Eagle Overseas Variable Fund seeks long-term growth of capital.

ASSET ALLOCATION
COUNTRIES
Japan	21.56%	Hong Kong	1.27%
France	16.70%	Netherlands	1.24%
South Korea	6.15%	Brazil	0.98%
Switzerland	5.72%	Malaysia	0.85%
United States	5.43%	Taiwan	0.82%
Italy	3.18%	Australia	0.46%
Thailand	2.59%	United Kingdom	0.42%
Canada	1.68%	Belgium	0.41%
Singapore	1.57%	Chile	0.29%
Germany	1.51%	Ireland	0.18%
Mexico	1.44%

The Fund’s portfolio composition (represented as a percentage of net assets) is subject to change at any time.

* The expense ratio as stated in the most recent prospectus is 1.24%, which represents the total annual gross operating expense ratio and may differ from corresponding ratios shown elsewhere in this report because of differing time periods and because this expense ratio does not include expense credits.

AVERAGE ANNUAL RETURNS
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Overseas Variable Fund	7.80%	25.82%	20.08%
MSCI EAFE Index	11.17%	21.59%	8.66%
Consumer Price Index	4.08%	3.03%	2.67%

GROWTH OF A $10,000 INITIAL INVESTMENT

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The MSCI EAFE Index is a total return index, reported in U.S. dollars, based on share price and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS
Gold bullion (precious metal)	4.56%
Sanofi-Aventis (French health care company)	2.79%
Pargesa Holding SA (Swiss holding company)	2.43%
Nestlé SA (Swiss food manufacturer)	2.25%
Samsung Electronics Company, Limited Pfd.
(South Korean electronics company)	2.03%
Robertet SA (French perfume and food flavoring company)	1.88%
Italcementi S.p.A. RNC (Italian construction materials producer)	1.86%
Sodexho Alliance SA (French food management company)	1.85%
Thai Beverage Public Company Limited (Thai producer of beers and spirits)	1.80%
Secom Company, Limited (Japanese commercial services provider)	1.73%

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS
December 31, 2007

Number		Cost	Value
of Shares		(Note 1)	(Note 1)
	Common and Preferred Stocks—(65.44%)
	Australia (0.46%)
399,780	Spotless Group Limited (8)	$1,440,596	$1,456,762
	Belgium (0.41%)
55,000	Deceuninck (1)	962,375	1,286,604
	Brazil (0.98%)
31,860	Petroleo Brasiliero SA ADR (3)	1,188,445	3,067,799
	Canada (0.82%)
19,899	EnCana Corporation (3)	283,701	1,352,336
79,100	Franco-Nevada Corporation (a)(9)	1,170,245	1,214,210
		1,453,946	2,566,546
	Chile (0.29%)
450,000	Quinenco SA (8)	181,973	921,870
	France (16.13%)
95,330	Sanofi-Aventis (6)	7,904,547	8,777,979
38,071	Robertet SA (2)	4,870,662	5,900,142
94,981	Sodexho Alliance SA (1)	2,974,032	5,832,414
31,594	Wendel (7)	1,595,827	4,570,238
25,990	Air Liquide SA (9)	3,234,408	3,867,886
29,140	Société Foncière, Financière et de Participations (7)	3,970,645	3,749,165
50,470	Remy Cointreau SA (2)	1,413,220	3,598,723
27,380	Neopost SA (8)	2,177,051	2,821,781
11,820	Laurent-Perrier (2)	306,047	2,242,612
28,404	Carrefour SA (2)	1,816,919	2,213,031
26,150	Société BIC SA (8)	1,923,002	1,873,398
19,980	Total SA (3)	1,388,699	1,660,105
17,240	Zodiac SA (8)	966,820	1,102,499
1,179	Société Sucrière de Pithiviers-le Vieil (2)	560,619	1,006,674
19,428	Télévision Française 1 SA (10)	509,983	519,806
3,124	L’Oréal SA (2)	229,878	447,518
8,784	Vivendi SA (10)	341,648	403,002
8,840	Sabeton SA (7)	100,102	168,019
		36,284,109	50,754,992
	Germany (1.51%)
33,770	Fraport AG (15)	1,322,689	2,659,747
15,960	Hornbach Holding AG Pfd. (13)	1,212,870	2,081,422
		2,535,559	4,741,169
	Hong Kong (0.65%)
148,890	Guoco Group Limited (7)	1,915,559	1,993,500
61,280	SmarTone Telecommunications Holdings Limited (14)	61,915	57,450
		1,977,474	2,050,950

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2007

Number		Cost	Value
of Shares		(Note 1)	(Note 1)
	Common and Preferred Stocks—(continued)
	Italy (3.18%)
373,350	Italcementi S.p.A. RNC (9)	$3,538,540	$5,840,664
37,176	Italmobiliare S.p.A. RNC (9)	1,850,935	2,625,259
6,723	Italmobiliare S.p.A. (9)	901,578	620,135
136,360	Gewiss S.p.A. (8)	345,906	921,067
		6,636,959	10,007,125
	Japan (21.56%)
99,400	Secom Company, Limited (8)	4,515,820	5,436,459
1,085,000	Nissay Dowa General Insurance Company, Limited (4)	6,515,522	5,283,444
101,560	Astellas Pharma Inc. (6)	4,318,357	4,427,312
17,300	Keyence Corporation (14)	3,773,022	4,269,445
34,000	SMC Corporation (8)	4,418,850	4,053,887
3,430	Tempstaff Company Limited (8)	4,574,742	3,807,188
98,460	Shimano Inc. (1)	1,516,912	3,569,467
28,600	Hirose Electric Company, Limited (14)	3,457,828	3,307,631
66,500	Ono Pharmaceutical Company, Limited (6)	2,341,060	3,107,282
184,300	Chofu Seisakusho Company, Limited (1)	3,499,000	2,878,785
131,650	Nitto Kohki Company, Limited (8)	2,752,498	2,627,933
104,034	Secom Joshinetsu Company, Limited (8)	1,987,530	2,421,236
135,700	MISUMI Group Inc. (8)	2,343,406	2,368,661
130,700	Doshisha Company Limited (1)	2,158,044	2,331,693
49,400	Canon Inc. (14)	2,552,292	2,299,423
73,455	Meitec Corporation (8)	2,226,854	2,215,847
127,000	T. Hasegawa Company, Limited (2)	1,861,823	1,990,574
67,600	Kose Corporation (2)	1,913,390	1,800,206
191,000	NIPPONKOA Insurance Company, Limited (4)	1,212,352	1,738,773
200,100	Japan Wool Textile Company Limited (1)	1,555,358	1,502,787
54,854	SK Kaken Company, Limited (8)	1,689,013	1,389,579
813	NTT DoCoMo Inc. (14)	1,205,691	1,353,605
85,000	Chubu Nippon Broadcasting Company, Limited (10)	958,095	828,582
53,276	Cosel Company Limited (8)	938,345	660,496
55,000	OSG Corporation (8)	626,104	600,636
80,000	Shingakukai Company, Limited (1)	570,826	509,869
41,800	Seikagaku Corporation (6)	286,101	441,516
50,000	Sansei Yusoki Company, Limited (8)	388,365	297,185
7,000	As One Corporation (6)	167,543	164,794
14,100	Mitsui Sumitomo Insurance Company, Limited (4)	161,346	137,321
44	Mandom Corporation (2)	1,015	1,176
		66,487,104	67,822,792
	Malaysia (0.65%)
851,570	Genting Berhad (1)	1,945,019	2,034,292
	Mexico (1.44%)
143,780	Industrias Peñoles, SA de C.V. (12)	797,057	3,029,520
315,350	Grupo Modelo SA de C.V. (2)	1,159,205	1,488,004
		1,956,262	4,517,524

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2007

Number		Cost	Value
of Shares		(Note 1)	(Note 1)
	Common and Preferred Stocks—(continued)
	Netherlands (0.63%)
35,080	Heineken Holding NV (2)	$1,090,318	$1,986,412
	Singapore (1.17%)
522,990	Haw Par Corporation Limited (8)	1,114,999	2,583,250
79,070	United Overseas Bank Limited (4)	1,006,009	1,093,121
		2,121,008	3,676,371
	South Korea (6.15%)
13,985	Samsung Electronics Company, Limited Pfd. (14)	2,244,653	6,394,509
143,996	SK Telecom Company, Limited ADR (14)	3,327,877	4,296,841
28,500	KT&G Corporation (2)	1,999,821	2,426,633
1,260	Lotte Confectionery Company, Limited (2)	532,025	2,274,878
152,180	Daeduck GDS Company, Limited (14)	1,408,511	1,325,001
5,900	Nong Shim Company, Limited (2)	1,579,573	1,225,949
1,642	Nong Shim Holding Company, Limited (2)	149,646	135,072
45,550	Fursys Inc. (8)	1,285,400	1,133,823
23,790	Daeduck Electronics Company, Limited (14)	141,260	144,105
		12,668,766	19,356,811
	Switzerland (5.72%)
68,350	Pargesa Holding SA (7)	3,284,532	7,637,040
15,440	Nestlé SA (2)	4,446,278	7,091,640
25,386	Kuehne & Nagel International AG (15)	226,781	2,432,876
2,000	Edipresse SA (10)	675,882	839,111
		8,633,473	18,000,667
	Taiwan (0.68%)
1,968,930	Compal Electronics Inc. (14)	2,129,574	2,155,021
	Thailand (2.59%)
31,917,272	Thai Beverage Public Company Limited (2)	5,474,877	5,654,176
607,815	Bangkok Bank Public Company Limited NVDR (4)	1,990,517	2,129,202
21,700	Bangkok Bank Public Company Limited (4)	70,551	77,304
20,000	The Oriental Hotel Public Company, Limited (1)	88,922	299,243
		7,624,867	8,159,925
	United Kingdom (0.42%)
19,587	Anglo American Plc (12)	727,902	1,200,889
52,017	JZ Equity Partners Plc (4)	82,955	126,066
		810,857	1,326,955
	Total Common and Preferred Stocks	158,128,684	205,890,587
	Precious Metals (5.43%)
17,218	Gold bullion, in ounces (a)	10,209,962	14,354,724
33,240	streetTRACKS Gold Trust (a)	2,147,031	2,736,982
	Total Precious Metals	12,356,993	17,091,706

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2007

	Principal		Cost	Value
	Amount		(Note 1)	(Note 1)
		U.S. and Non U.S. Dollar Bonds (3.58%)
		U.S. Dollar Bond (0.87%)
	$3,263,000	Catalyst Paper Corporation 8 5/8% due 6/15/2011 (11)	$2,901,403	$2,724,605
		Non U.S. Dollar Bonds (2.71%)
HKD	5,000,000	Hong Kong Government 3.34% due 12/19/2008 (5)	639,919	646,812
HKD	10,000,000	Hong Kong Government 2.52% due 3/24/2009 (5)	1,290,275	1,282,508
SGD	1,815,000	Singapore Government 2 3/8% due 10/01/2009 (5)	1,101,976	1,272,827
EUR	823,000	Waterford Wedgwood Plc 9 7/8% due 12/01/2010 (b)(1)	1,011,876	553,503
MYR	2,109,000	Malaysian Government 3.756% due 4/28/2011 (5)	565,142	641,282
TWD	14,800,000	Taiwan Government 2% due 7/20/2012 (5)	448,528	447,315
EUR	1,163,110	Republic of France O.A.T. I/L 3% due 7/25/2012 (c)(5)	1,505,044	1,782,094
EUR	850,000	UPC Holding BV 7 3/4% due 1/15/2014 (b)(10)	989,615	1,188,373
EUR	500,000	UPC Holding BV 8 5/8% due 1/15/2014 (b)(10)	585,741	725,542
			8,138,116	8,540,256
		Total U.S. and Non U.S. Dollar Bonds	11,039,519	11,264,861
		Short Term Investments (25.34%)
	$15,000,000	7-Eleven Inc. 4.2% due 1/15/2008	14,998,333	14,998,333
	6,070,000	The Burlington Northern and Santa Fe Railway Company
		4% due 1/02/2008	6,060,086	6,060,086
	9,943,000	Emerson Electric Company 4.2% due 1/04/2008	9,939,520	9,939,520
	9,915,000	Hitachi Limited 5.15% due 1/07/2008	9,906,490	9,906,490
	7,500,000	PepsiCo, Inc. 4.22% due 1/11/2008	7,491,208	7,491,208
	10,000,000	Pitney Bowes Inc. 4.2% due 1/02/2008	9,998,833	9,998,833
	5,000,000	Telstra Corporation Limited 4.45% due 2/13/2008	4,973,424	4,973,424
	5,866,000	Vulcan Materials Company 4.5% due 1/02/2008	5,865,267	5,865,267
	5,820,000	Wisconsin Electric Power Company 4.5% due 1/02/2008	5,819,273	5,819,273
	4,694,000	Wisconsin Electric Power Company 4.7% due 1/04/2008	4,692,162	4,692,162
		Total Short Term Investments	79,744,596	79,744,596
		Total Investments (99.79%)	$261,269,792 *	313,991,750	**
		Other assets in excess of liabilities (0.21%)		658,340
		Net assets (100.00%)		$314,650,090

*	At December 31, 2007 cost of investments for federal income tax purposes was $268,903,466.
**	Gross unrealized appreciation and depreciation of investments at December 31, 2007 for federal income tax purposes were $51,493,090 and $6,404,806, respectively (net appreciation was $45,088,284).

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2007

Foreign Currencies			Sector/Industry Classifications		Percent of Net Assets
EUR	—	euro	(1)	Consumer Discretionary	6.61%
HKD	—	Hong Kong dollar	(2)	Consumer Staples	13.18%
MYR	—	Malaysian ringgit	(3)	Energy	1.93%
SGD	—	Singapore dollar	(4)	Financials	3.36%
TWD	—	Taiwan dollar	(5)	Government Issues	1.93%
			(6)	Health Care	5.38%
			(7)	Holding Companies	5.76%
			(8)	Industrials	12.30%
			(9)	Materials	4.50%
			(10)	Media	1.43%
			(11)	Paper and Forest Products	0.87%
			(12)	Precious Metals	6.78%
			(13)	Retail	0.66%
			(14)	Technology and Telecommunications	8.14%
			(15)	Transportation	1.62%

(a)	Non-income producing security/commodity.
(b)

All or a portion of this security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers under the Securities Act of 1933.

(c)	Inflation-protected security.

Foreign Currency Exchange Contracts:
Sales
Settlement			U.S. $	U.S. $ Value at	Unrealized	Unrealized
Dates	Foreign Currency To		To Be	December 31,	Appreciation at	Depreciation at
Through	Be Delivered		Received	2007	December 31, 2007	December 31, 2007
1/09/08	479,000	pound sterling	$963,051	$950,795	$12,256	—
1/09/08	263,000	pound sterling	537,651	522,044	15,607	—
4/09/08	2,555,000	Swiss franc	2,191,816	2,264,613	—	$(72,797)
6/11/08	17,860,000	euro	26,284,919	26,077,690	207,229	—
			$29,977,437	$29,815,142	$235,092	$(72,797)

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

Assets:
Investments, at value (cost: $261,269,792) (Note 1)	$313,991,750
Cash	319,416
Foreign cash (cost: $45,704)	45,559
Receivable for investment securities sold	1,153,678
Receivable for forward currency contracts held, at value (Note 1)	235,092
Receivable for Fund shares sold	296,845
Accrued interest and dividends receivable	233,499
Other assets	1,159
Total Assets	316,276,998
Liabilities:
Payable for investment securities purchased	796,300
Payable for Fund shares redeemed	149,887
Investment advisory fees payable (Note 2)	198,456
Administrative costs payable (Note 2)	13,466
Distribution fees payable (Note 3)	194,943
Payable for forward currency contracts held, at value (Note 1)	72,797
Accrued expenses and other liabilities	201,059
Total Liabilities	1,626,908
Net Assets:
Capital stock (par value, $0.001 per share)	10,645
Capital surplus	232,436,422
Net unrealized appreciation on:
Investments	52,721,958
Foreign currency related transactions	122,971
Undistributed net realized gains on investments	32,898,163
Accumulated distributions in excess of net investment income	(3,540,069)
Net Assets (Note 1)	$314,650,090
Net Asset Value per Share (NAV) (based on 10,644,762 shares outstanding: 1,000,000,000
shares authorized) (Note 5)	$29.56
Maximum Offering Price per Share	$29.56

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007

Investment Income:
Income:
Dividends (net of $469,983 foreign taxes withheld)	$3,904,196
Interest	3,207,153
Total income	7,111,349
Expenses:
Investment advisory fees (Note 2)	2,119,889
Administrative costs (Note 2)	54,007
Distribution fees (Note 3)	704,066
Shareholder servicing agent fees	221,415
Custodian fees	176,477
Trustees’ fees	7,310
Other fees	199,083
Total expenses from operations	3,482,247
Expense reductions due to earnings credits (Note 1)	(2,639)
Net Expenses	3,479,608
Net investment income (Note 1)	3,631,741
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related
Transactions (Note 1):
Net realized gains (losses) from:
Investment transactions	41,139,068
Foreign currency related transactions	(1,376,391)
39,762,677
Change in unrealized appreciation (depreciation) of:
Investment transactions	(24,518,311)
Foreign currency related translation	130,351
(24,387,960)
Net gain on investments and foreign currency related transactions	15,374,717
Net Increase in Net Assets Resulting from Operations	$19,006,458

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended
	December 31,
	2007	2006
Operations:
Net investment income	$3,631,741	$2,586,600
Net realized gain from investments and foreign currency related transactions	39,762,677	34,302,463
(Decrease) Increase in unrealized appreciation (depreciation) of investments
and foreign currency related translation	(24,387,960)	13,261,041
Net increase in net assets resulting from operations	19,006,458	50,150,104
Distributions to Shareholders:
Dividends paid from net investment income	—	(15,844,303)
Distributions paid from net realized gains from investment transactions	—	(53,905,998)
Decrease in net assets resulting from distributions	—	(69,750,301)
Fund Share Transactions (Note 5):
Net proceeds from shares sold	117,009,443	45,441,128
Net asset value of shares issued for reinvested dividends and distributions	—	69,750,298
Cost of shares redeemed	(70,420,029)	(56,117,564)
Increase in net assets from Fund share transactions	46,589,414	59,073,862
Net increase in net assets	65,595,872	39,473,665
Net Assets (Note 1):
Beginning of year	249,054,218	209,580,553
End of year (including accumulated distributions in excess of
net investment income of ($3,540,069) and ($11,001,612), respectively).	$314,650,090	$249,054,218

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

NOTES TO FINANCIAL STATEMENTS

Note 1—Significant Accounting Policies

First Eagle Variable Funds (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the “Fund”). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. (First Eagle SoGen Variable Funds, Inc. prior to December 31, 2002). The First Eagle Overseas Variable Fund seeks long-term growth of capital.

The following is a summary of significant accounting policies adhered to by the Fund and is in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Investment valuation—The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio securities will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case it is valued at its last sale price (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price (“NOCP”)).

Commodities (such as physical metals) are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 p.m. E.S.T.). Forward currency contracts are valued at the current cost of covering or offsetting such contracts.

All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

London closing exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by Arnhold and S. Bleichroeder Advisers, LLC (the “Adviser”) to be the secondary trading venue for the particular security shall be used. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees (“Board”). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of the Fund’s holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and security-specific events. The values assigned to a Fund’s holdings therefore may differ on occasion from reported market values.

First Eagle Overseas Variable Fund

NOTES TO FINANCIAL STATEMENTS—(Continued)

b) Investment transactions and income—Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from security transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligations using the interest method. Investment income is allocated to the Fund share class in proportion to its relative net assets. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return capital. The Fund originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

c) Expenses—Certain expenses are shared with the First Eagle Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the First Eagle Overseas Variable Fund’s average daily net assets relative to the total average daily net assets of the First Eagle Funds. Earnings credits reduce custody fees by the amount of interest earned on balances with such service provider.

d) Foreign currency translation—The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments, which is due to changes in foreign exchange rates from that which is due to changes in market prices of the equity securities. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e) Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward currency contracts. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are valued at current cost of covering or offsetting such contracts until these contracts are closed out, at which time the Fund realizes a gain or loss. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

f ) Inflation-Protected Securities—The Fund may invest in Inflation-Protected Securities which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation, as measured by the issuing country’s Consumer Price Index. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statements of Operations. Inflation-Protected Securities are subject to interest rate risk.

g) Structured notes—In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) , the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships (“Qualifying Income”). There currently is some uncertainty as to the status of income from commodity-linked structured notes in which the Fund has invested, and the Fund has treated such income as Qualifying Income. If the Fund fails to qualify as a RIC, the Fund will be subject to federal, state and local income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund’s earnings and profits. The Fund did not hold structured notes as of December 31, 2007.

h) United States income taxes—No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Internal Revenue Code for a regulated

First Eagle Overseas Variable Fund

NOTES TO FINANCIAL STATEMENTS—(Continued)

investment company. Such income dividends and capital gains distributions are declared and paid by the Fund on an annual basis. At December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$4,918,167
Undistributed net realized gain on investments	32,235,897
Net unrealized appreciation on investments	45,048,959
$82,203,023

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statements of net assets are primarily due to wash sales, the treatment of passive foreign investment companies and investments in foreign currency contracts.

i) Reclassification of capital accounts—On the statement of assets and liabilities, as a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus generally accepted accounting principles, a reclassification has been made to decrease accumulated distributions in excess of net investment income in the amount of $3,829,802, and decrease undistributed net realized gains on investments in the amount of $6,853,771 and increase capital surplus in the amount of $3,023,969.

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses, redemption of Fund shares used as distributions, passive foreign investment companies and gold-linked notes.

j) Distributions to shareholders—Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

k) Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

l) Recently issued accounting pronouncements—In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that require the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Trust has evaluated its tax positions and determined that FASB Interpretation No. 48 had no impact on the Fund’s financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements (“SFAS 157”).” SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 applies to reporting periods beginning after November 15, 2007. The adoption of SFAS 157 is not expected to have a material impact on the Fund’s financial statements.

Note 2—Investment Advisory Agreement and Transactions with Related Persons

Arnhold and S. Bleichroeder Advisers, LLC (“the Adviser”), a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”) manages the Fund. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the “Advisory Agreement”) an advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

First Eagle Overseas Variable Fund

NOTES TO FINANCIAL STATEMENTS—(Continued)

The Adviser also performs certain administrative and accounting services on behalf of the Fund, and, in accordance with its agreement with the Fund, the Fund reimburses the Adviser for costs (including personnel, overhead and other costs) related to those services. For the year ended December 31, 2007, the Fund reimbursed the Adviser amount disclosed in the Statements of Operations.

Prior to April 30, 2003, the Adviser had agreed to waive its advisory fee, to the extent that the Fund’s aggregate expenses exceeded 1.50% of the Fund’s average daily net assets. The advisor no longer waives its advisory fees, regardless of other expenses borne by the Fund.

First Eagle Funds Distributors (the “Distributor”), a division of ASB Securities LLC, a wholly owned subsidiary of ASB Holdings, serves as the Fund’s principal underwriter.

Included in the accrued expenses, on the accompanying statement of assets and liabilities of the Fund are fees that are payable to the trustees in the amount of $216. The Trust adopted a Trustee Deferred Compensation Plan which allows the eligible independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Trustee Deferred Compensation Plan.

Note 3—Distribution Plans and Agreements

Under the terms of the Distribution Plans and Agreements (the “Plans”) with the Distributor, pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay quarterly, a distribution related fee at an annual rate of up to 0.25% of the Fund’s average daily net assets. Under the Plans, the Distributor will use amounts payable by the Fund in their entirety for payments to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the year ended December 31, 2007, the distribution fees incurred by the Fund were $704,066.

Note 4—Purchases and Sales of Securities

During the year ended December 31, 2007, the aggregate cost of purchases of investment and proceeds from sales of investments, excluding short-term securities, totaled $138,508,953 and $125,652,542, respectively.

Note 5—Capital Stock

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2007	December 31, 2006
Shares sold	3,964,902	1,293,509
Shares issued for reinvested dividends and distributions	—	2,554,020
Shares redeemed	(2,401,641)	(1,645,332)
Net increase	1,563,261	2,202,197

Note 6—Indemnifications and Foreign Investment Risk

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund may have elements of risk not typically associated with investments in the United States of America due to its investments in foreign countries or regions. Such foreign investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

First Eagle Overseas Variable Fund

FINANCIAL HIGHLIGHTS

	For the year ended December 31,
	2007	2006	2005	2004	2003
Selected Per Share Data[a]
Net asset value, beginning of year	$27.42	$30.47	$27.48	$22.58	$14.96
Income from investment operations:
Net investment income	0.38	0.39	0.27	0.23	0.20
Net realized and unrealized gains on
investments	1.76	7.21	5.58	5.92	7.43
Total from investment operations	2.14	7.60	5.85	6.15	7.63
Less distributions:
Dividends from net investment income	—	(2.42)	(0.69)	(0.61)	(0.01)
Dividends from capital gains	—	(8.23)	(2.17)	(0.64)	(0.00)[b]
	—	(10.65)	(2.86)	(1.25)	(0.01)
Net asset value, end of year	$29.56	$27.42	$30.47	$27.48	$22.58
Total Return	7.80%	25.08%	21.46%	27.50%	51.01%
Ratios and Supplemental Data
Net assets, end of year (000’s)	$314,650	$249,054	$209,581	$179,253	$127,647
Ratio of operating expenses to average net assets[c]	1.23%	1.24%	1.25%	1.31%	1.37%
Ratio of net investment income to average
net assets[d]	1.28%	1.13%	0.90%	0.95%	1.12%
Portfolio turnover rate	53.65%	28.30%	32.76%	32.43%	12.22%

a	Per share amounts have been calculated using the average shares method.
b	Amount represents less than $0.01 per share.
c

The annualized ratios of operating expenses to average net assets for the years ended December 31, 2007, 2006, 2005, 2004, and 2003 would have been 1.23%, 1.24%, 1.25%, 1.31%, and 1.37%, respectively, without the effects of the earnings credits, the investment advisory fee waiver and the expense reimbursement provided by the investment adviser.

d

The annualized ratios of net investment income to average net assets for the years ended December 31, 2007, 2006, 2005, 2004, and 2003 would have been 1.28%, 1.13%, 0.90%, 0.95%, and 1.12%, respectively, without the effects of the earnings credits, the investment advisory fee waiver and the expense reimbursement provided by the investment adviser.

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

FUND EXPENSES
(unaudited)

Example

As a shareholder of the First Eagle Variable Funds, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the First Eagle Overseas Variable Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on July 1, 2007 and held for the six months ended December 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
		Beginning	Ending	Expenses Paid
	Actual Total	Account	Account	During the
	Return(2)	Value	Value	Period(3)
First Eagle Overseas Variable Fund	(0.91%)	$1,000.00	$990.90	$6.17

(1)	For the six months ended December 31, 2007.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.
(3)	Expenses are equal to the annualized expense ratio of 1.23%, for the Fund, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5.00% per year before expenses, which is not the First Eagle Variable Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the First Eagle Variable Funds and other funds. To do so, compare the 5.00% hypothetical example relating to the First Eagle Variable Funds with the 5.00% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical	Beginning	Ending	Expenses Paid
	Annualized	Account	Account	During the
	Total Return	Value	Value	Period(2)
First Eagle Overseas Variable Fund	5.00%	$1,000.00	$1,019.00	$6.26

(1)	For the six months ended December 31, 2007.
(2)	Expenses are equal to the annualized expense ratio of 1.23% for the Fund, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Eagle Overseas Variable Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
First Eagle Overseas Variable Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of First Eagle Overseas Variable Fund (the “Fund”) at December 31, 2007, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the three years ended December 31, 2005 were audited by another independent registered public accounting firm, whose report dated February 22, 2006 was unqualified.

PricewaterhouseCoopers LLP
New York, New York
February 15, 2008

First Eagle Overseas Variable Fund

TAX INFORMATION
(Unaudited)

The Fund designates the following amounts distributed during the fiscal year ended December 31, 2007 as capital gain dividends:

Long-Term Capital Gains -15%
First Eagle Overseas Variable Fund	$2,592,679

*

First Eagle Overseas Variable Fund paid foreign taxes of $444,243 and recognized foreign source income of $4,962,856. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates such amounts as having been paid in connection with dividends distributed from investment taxable income during calendar year 2007.

First Eagle Overseas Variable Fund
ADDITIONAL INFORMATION
(unaudited)

MANAGEMENT OF THE TRUST

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Fund and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust’s Board of Trustees are not “interested persons” as that term is defined in the Investment Company Act.

INDEPENDENT TRUSTEES(1)

Number of
		Term of		Portfolios
		Office(2)		in the Fund	Other
	Position(s)	and Length	Principal	Complex	Directorships/
	Held with	of Time	Occupation(s)	Overseen by	Trusteeships
Name, Age and Address	the Trust	Served	During Past 5 Years	Trustee	Held by Trustee
Lisa Anderson	Trustee	December	James T. Shotwell	6	Chair, Social Science
1345 Avenue of the Americas		2005 to	Professor of		Research Council;
New York, New York 10105		present	International Relations		Member, Carnegie
(born October 1950)			and Dean, School of		Council on Ethics and
			International and		International Affairs;
			Public Affairs,		Member Emerita, Human
			Columbia University;		Rights Watch; Trustee,
			President, Middle East		First Eagle Funds
			Studies Association		(5 portfolios)

Candace K. Beinecke	Trustee	December	Chair, Hughes	6	Director, ALSTOM;
One Battery Park Plaza	(Chair)	1999 to	Hubbard & Reed LLP		Director, Partnership for
New York, New York 10004		present(3)			New York City; Director,
(born December 1946)					Merce Cunningham Dance
Foundation, Inc.; Director,
Rockefeller Financial
Services, Inc.; Director,
Rockefeller & Company,
Inc.; Board of Advisors, Yale
Law School Center for the
Study of Corporate Law;
Trustee, First Eagle Funds
(Chair) (5 portfolios)

(1)	Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act.
(2)	The term of office of each Trustee expires on his/her 70th birthday.
(3)	Ms. Beinecke also served as a trustee of a predecessor fund to First Eagle Fund of America since 1996.

Number of
		Term of		Portfolios
		Office(1)		in the Fund	Other
	Position(s)	and Length	Principal	Complex	Directorships/
	Held with	of Time	Occupation(s)	Overseen by	Trusteeships
Name, Age and Address	the Trust	Served	During Past 5 Years	Trustee	Held by Trustee
Jean D. Hamilton	Trustee	March	Private Investor/	6	Director, RenaissanceRe
1345 Avenue of the Americas		2003 to	Independent		Holdings Ltd.; Director,
New York, New York 10105		present	Consultant; Member,		Four Nations; Trustee,
(born January 1947)			Brock Capital Group		First Eagle Funds
			LLC; prior to		(5 portfolios)
November 2002,
Chief Executive
Officer, Prudential
Institutional;
Executive Vice
President, Prudential
Financial, Inc.

James E. Jordan	Trustee	December	Private Investor and	6	Director, Leucadia
1345 Avenue of the Americas		1999 to	Independent		National Corporation;
New York, New York 10105		present	Consultant; prior to		Director, Consolidated-
(born April 1944)			July 2005, Managing		Tomoka Land Company;
			Director, Arnhold and		Director, JZ Equity
			S. Bleichroeder		Partners, Plc. (U.K.
			Advisers, LLC and		investment trust
			Director, ASB		company); Director,
			Securities LLC and		Columbia University
			ASB Advisers UK,		School of International
			Limited; prior to		and Public Affairs;
			July 2002, private		Chairman’s Council,
			investor and		Conservation International;
			consultant to The		Trustee, First Eagle Funds
			Jordan Company		(5 portfolios)
(private investment
banking firm) since
June 1997

William M. Kelly(2)	Trustee	December	President, Lingold	6	Treasurer and Trustee,
500 Fifth Avenue,		1999 to	Associates		Black Rock Forest
50th Floor		present(2)			Preservation and
New York, New York 10110					Consortium; Trustee,
(born February 1944)					St. Anselm College; Trustee,
First Eagle Funds
(5 portfolios)

Paul J. Lawler	Trustee	March	Vice President	6	Finance and Investment
One Michigan Avenue		2002 to	Investments and Chief		Committee Member,
East Battle Creek,		present	Investment Officer,		Battle Creek Community
Michigan 49017			W.K. Kellogg		Foundation; Custody
(born May 1948)			Foundation		Advisory Committee
Member, The Bank of New
York; Advisory Committee,
Common Fund Capital;
Advisory Committee, TA
Realty Advisors; Trustee,
First Eagle Funds
(5 portfolios)

Dominique M. Raillard	Trustee	April 1987	Private Investor and	6	Trustee, First Eagle Funds
15 Boulevard Delessert		to present	Independent		(5 portfolios)
75016 Paris France			Consultant
(born June 1938)

(1)	The term of office of each Trustee expires on his/her 70th birthday.
(2)	Mr. Kelly also served as a trustee of a predecessor fund to First Eagle Fund of America since 1998.

INTERESTED TRUSTEE(1)

Number of
		Term of		Portfolios
		Office(1)		in the Fund	Other
	Position(s)	and Length	Principal	Complex	Directorships/
	Held with	of Time	Occupation(s)	Overseen by	Trusteeships
Name, Age and Address	the Trust	Served	During Past 5 Years	Trustee	Held by Trustee
John P. Arnhold(2)	President	December	Co-President, Co-CEO	6	Director, Arnhold Ceramics;
1345 Avenue of the Americas	and	1999 to	and Director, Arnhold		Director, The Arnhold
New York, New York 10105	Trustee	present	and S. Bleichroeder		Foundation; Director,
(born December 1953)			Holdings, Inc.;		The Mulago Foundation;
			Chairman, CEO		Director, Hanseatic Asset
			and Director, Arnhold		Management LBG; Director,
			and S. Bleichroeder		Quantum Endowment
			Advisers, LLC and ASB		Fund; Director, Educational
			Securities LLC; prior		Broadcasting Corporation;
			to March 2005, President		Trustee, Trinity Episcopal
			and Director, Natexis		Schools Corp.; Trustee,
			Bleichroeder, Inc. and		Vassar College; Trustee,
			Natexis Bleichroeder, UK		Sports and Arts in Schools
Foundation; Trustee, Jazz at
Lincoln Center; President
and Trustee, First Eagle
Funds (5 portfolios)

(1)	The term of office of each Trustee expires on his/her 70th birthday.
(2)

Mr. Arnhold is an Interested Trustee (i.e., an "interested person" of the Trust as defined in the Investment Company Act) because he is an officer and director of the Trust’s investment adviser and principal underwriter.

OFFICERS

	Position(s)	Term of Office
	Held with	and Length of	Principal Occupation(s)
Name, Age and Address	the Trust	Time Served(1)	During Past Five (5) Years
John P. Arnhold	President and	December	See table on preceding page related to
1345 Avenue of the Americas	Trustee	1999 to	Interested Trustees
New York, New York 10105		present
(born December 1953)

Robert Bruno	Chief	December	Senior Vice President, Arnhold and S. Bleichroeder
1345 Avenue of the Americas	Operations	1999 to	Advisers, LLC; Chief Compliance Officer and
New York, New York 10105	and Financial	present	Senior Vice President, ASB Securities LLC; Chief
(born June 1964)	Officer		Operations and Financial Officer, First Eagle Funds

Mark D. Goldstein	Chief	February 2005	General Counsel, Chief Compliance Officer and
1345 Avenue of the Americas	Compliance	to present	Senior Vice President, Arnhold and S. Bleichroeder
New York, New York 10105	Officer		Advisers, LLC; General Counsel and Secretary of
(born October 1964)			Arnhold and S. Bleichroeder Holdings, Inc., and Chief
Compliance Officer, First Eagle Funds from February
2005; Chief Compliance Officer, Good Hope Advisers,
LLC from January 2006; Senior Counsel and Chief
Compliance Officer, MacKay Shields LLC from April
2004; Senior Associate General Counsel, UBS Financial
Services, Inc. from May 1998

Suzan J. Afifi	Vice President	December	Vice President, Arnhold and S. Bleichroeder Advisers,
1345 Avenue of the Americas	and Secretary	1999 to	LLC; Vice President, ASB Securities LLC; Vice President
New York, New York 10105		present	and Secretary, First Eagle Funds
(born October 1952)

Michael Luzzatto	Assistant	December	Vice President, Arnhold and S. Bleichroeder Advisers,
1345 Avenue of the Americas	Vice President	2004 to	LLC; Vice President, ASB Securities LLC; Assistant
New York, New York 10105		present	Vice President, First Eagle Funds
(born April 1977)

Winnie Chin	Assistant	March 2001	Vice President, Arnhold and S. Bleichroeder
1345 Avenue of the Americas	Treasurer	to present	Advisers, LLC; Assistant Treasurer, First Eagle Funds
New York, New York 10105
(born July 1974)

Philip Santopadre	Assistant	September	Vice President, Arnhold and S. Bleichroeder Advisers,
1345 Avenue of the Americas	Treasurer	2005 to	LLC; Assistant Treasurer, First Eagle Funds
New York, New York 10105		present
(born August 1977)

(1)

The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT

On December 22, 1999, the shareholders of the Trust approved the Advisory Agreement between the Trust and the Adviser. The Board of Trustees of the Trust approved the Advisory Agreement most recently on December 11, 2007. In doing so, the Trustees considered the desirability of continuing the Fund’s historic relationship with the Adviser in light of the total compensation to be received by the Adviser, the expenses incurred by the Adviser in performing services under the Advisory Agreement and the total cost to the Fund of using the Adviser’s services, taking into account any expenses that the Adviser may pass to the Fund. The Trustees determined that the compensation to be received by the Adviser and the expenses both incurred by the Adviser and passed to the Fund are reasonable and appropriate in light of the nature, extent and quality of the services provided by the Adviser. Turnover among investment personnel was commented on, with the Trustees expressing their appreciation that management had secured the return of longtime portfolio manager Mr. Jean-Marie Eveillard, maintained the depth of the analyst team and added key resources in promoting Mr. Abhay Deshpande and hiring Mr. Bruce Greenwald as the Global Value team’s Director of Research. The Trustees also considered the effects of indirect compensation to the Adviser, such as soft dollar and other service benefits, and the effect of the advisory fee on the ratio of total expenses to total assets (including the allocation of the benefits of economies of scale among the parties as the Fund grows), which the Trustees determined are reasonable and appropriate. The Trustees noted, in particular, the generally low levels of soft dollars and the absence of any affiliated broker-dealer relationships. The Trustees also noted that the Fund’s expense ratio has declined over a period of years as the Fund has grown, suggesting that the shareholders are benefiting from economies of scale in the operation of the Fund. In addition, they compared competitive prices for comparable services and advisory fees charged to institutional clients of the Adviser and evaluated the Adviser’s past performance and reliability as well as its profitability, capabilities and financial condition. Among other things, the Trustees determined that the Adviser’s fees were competitive to those charged by investment advisers to similar funds (i.e., the Fund’s net management fee was approximately the same as or lower than its reviewed peer group average) and, given differences in the legal and practical requirements of such clients, to institutional clients of the Adviser, total compensation was reasonable, and the Fund’s expense ratio was reasonable both on an absolute basis and when compared to those of similar funds. The Trustees also determined that the Adviser’s past performance and reliability on behalf of the Fund were excellent (i.e., generally higher and more consistent on a medium- and long-term basis than the reviewed group average) when compared with investment advisers to similar funds and the Adviser’s profitability and financial condition were satisfactory. The Trustees also noted their confidence in the capability and integrity of the senior management and staff of the Adviser. Accordingly, they concluded that the Advisory Agreement serves the interests of the Fund and its shareholders.

The Advisory Agreement will continue in effect only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days’ nor less than 30 days’ written notice.

First Eagle Overseas Variable Fund
1345 Avenue of the Americas
New York, NY 10105

Trustees
Lisa Anderson
John P. Arnhold
Candace K. Beinecke (Chair)
Jean D. Hamilton
James E. Jordan
William M. Kelly
Paul J. Lawler
Dominique Raillard

Officers
John P. Arnhold
President

Robert Bruno
Chief Operations & Financial Officer

Mark D. Goldstein
Chief Compliance Officer

Suzan J. Afifi
Vice President & Secretary

Michael Luzzatto
Assistant Vice President

Winnie Chin
Assistant Treasurer

Philip Santopadre
Assistant Treasurer

Investment Adviser
Arnhold and S. Bleichroeder
   Advisers, LLC
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel
Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022

Custodian
State Street Bank and Trust Company
801 Pennsylvania
Kansas City, MO 64105

Shareholder Servicing Agent
DST Systems, Inc.
330 West 9th Street
Kansas City, MO 64105
(800) 334-2143

Underwriter
First Eagle Funds Distributors,
   a division of ASB Securities LLC
1345 Avenue of the Americas
New York, NY 10105

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Variable Funds.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-334-2143.

A copy of the Trust’s policies and procedures with respect to the voting of proxies relating to the Trust’s portfolio investments and information regarding the proxy-voting record of the Trust for the most recent twelve-month period ended June 30 is available by calling the Trust at 1-800-334-2143. This information also is available on the SEC’s website at http://www.sec.gov.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler and William M. Kelly as Audit Committee Financial Experts. Mr. Lawler and Mr. Kelly are both considered by the Board to be independent trustees.

Item 4. Principal Accountant Fees and Services

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2007	2006

Audit Fees	$31,911	$30,000
Audit-Related Fees
Tax Fees	$24,110	$19,951
All Other Fees

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, in particular the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Other than as described in the table above, the aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant was $0 in both 2007 and 2006.

(h) Not applicable.

Item 5.       Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.       Schedule of Investments

Included as part of the Report to Stockholders filed pursuant to Item 1.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable at this time.

Item 8.       Portfolio Managers of Closed-End Investment companies.

Not applicable at this time.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable at this time.

Item 10.      Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.      Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.       Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, President

Date 2/27/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, Principal Executive Officer
Date 2/27/2008

By (Signature and Title)*	/s/ Robert Bruno
Robert Bruno, Principal Financial Officer
Date 2/27/2008

* Print the name and title of each signing officer under his or her signature.